SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 14, 2011

ELEPHANT TALK COMMUNICATIONS INC.
(Exact name of registrant as specified in Charter)

California	000-30061	95-4557538
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

19103 Centre Rose Boulevard Lutz, FL 33558 United States
(Address of principal executive offices)

+ 1 813 926 8920
(Issuer's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ELEPHANT TALK COMMUNICATIONS, INC. (“THE COMPANY”) CLAIMS THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF THE COMPANY REGARDING, AMONG OTHER THINGS, THE BUSINESS OF THE COMPANY, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS AND RISKS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: BUSINESS CONDITIONS IN THE U.S. AND ABROAD; CHANGING INTERPRETATIONS OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS IN WHICH THE COMPANY IS ENGAGED; MANAGEMENT OF RAPID GROWTH; INTENSITY OF COMPETITION; GENERAL ECONOMIC CONDITIONS; THE COMPANY’S ABILITY TO RAISE NECESSARY FUNDS; AS WELL AS OTHER RELEVANT RISKS DETAILED IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS.   THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

Item 7.01 Regulation FD Disclosure

Shareholder Presentation

On September 14, 2011, Elephant Talk Communications, Inc. (the “Company”) held its 2011 Annual Shareholder Meeting (“2011 Annual Meeting”) at the offices of Ellenoff Grossman & Schole LLP, located at 150 East 42nd Street,, New York, New York 10017. At the 2011 Annual Meeting, Steven van der Velden, President and Chief Executive Officer and Director of the Company and Patrick Carroll, the Chief Executive Officer of ValidSoft Ltd., the Company’s subsidiary held a presentation to the shareholders present at the Meeting.  The presentation attached hereto as Exhibit 99.1 is the form of slide show presentation the Company used in the presentations to describe its business.

Item 9.01 Exhibits

(d) Exhibits

Exhibit
No.	Description
99.1	Shareholder Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2011	ELEPHANT TALK COMMUNICATIONS INC.

	By:	/s/ Steven van der Velden
Steven van der Velden
Chief Executive Officer